Exhibit 99.1

SVB FINANCIAL GROUP TO ACQUIRE BOSTON PRIVATE, A LEADING PROVIDER OF WEALTH MANAGEMENT, TRUST AND BANKING SERVICES

Strategic transaction accelerates growth of SVB’s existing private bank and wealth management offering

Provides the expertise, products and digital experience to become the private bank and wealth management partner of choice for the innovation economy

SVB to host conference call with investors today at 2:45 p.m. Pacific Time

SANTA CLARA, Calif. and BOSTON — JANUARY 4, 2021 — SVB Financial Group (“SVB”) (NASDAQ: SIVB), the parent of Silicon Valley Bank, the bank of the world’s most innovative companies and their investors, and Boston Private Financial Holdings, Inc. (“Boston Private”)(NASDAQ: BPFH), the parent company of Boston Private Bank & Trust Company, a leading provider of integrated wealth management, trust and banking services to individuals, families, businesses and nonprofits, today announced that they have entered into a definitive merger agreement pursuant to which SVB will acquire Boston Private. Combined private bank and wealth management assets under management would be $17.7 billion, based on 9/30/20 figures.

Under the terms of the merger agreement, Boston Private shareholders will receive 0.0228 shares of SVB common stock and $2.10 of cash for each Boston Private share they own, representing a total consideration value of approximately $900 million based on SVB’s closing stock price of $387.83 on December 31, 2020.

SVB’s vision is to be the premier financial partner for the innovation economy, providing companies, entrepreneurs and their investors the services they need to succeed via four core businesses: commercial banking, investment banking, private banking and wealth management and fund management. The acquisition of Boston Private accelerates SVB’s private bank and wealth management offering, strengthening SVB’s overall platform and ability to fully meet the financial needs of its clients.

“Our clients rely on us to help increase the probability of their success – both in their business and personal lives,” said Greg Becker, President and CEO of SVB Financial Group. “Boston Private’s experienced and well-regarded team, robust service offering, and advanced technology platform will significantly bolster our private bank and wealth management capabilities and enhance our ability to offer products and services tailored to the needs of founders, executives and investors.”

Boston Private provides a full spectrum of wealth, trust, and private banking services dedicated to helping clients simplify and strengthen their financial positions. With Boston Private’s product suite and recently redesigned technology platform, SVB can expand its existing wealth management solutions, which include complex strategies to manage concentrated stock positions, to add tax planning, trust services, philanthropy and estate planning, while offering a significantly improved digital client experience. Boston Private’s clients will benefit from greater access to investment opportunities and participation in the innovation economy, as well as the power of SVB’s large balance sheet to support their borrowing needs.

“Together, SVB and Boston Private will be well-positioned to grow and scale our business, leveraging SVB’s deep client relationships and broad reach across the innovation economy to capture a greater share of the wealth management market,” said Anthony DeChellis, CEO of Boston Private. “We look forward to working together to support our clients as they pursue the goals they have for their businesses, families and legacies.”

SVB and Boston Private currently serve clients in complementary major metropolitan markets with an approach that has earned both firms industry-leading Net Promoter Scores.

Timing and Approvals

The transaction has been unanimously approved by both companies’ Boards of Directors and is expected to close in mid-2021, subject to the satisfaction of customary closing conditions, including receipt of customary regulatory approvals and approval by the shareholders of Boston Private.

Advisors

Goldman Sachs & Co. LLC acted as financial advisor to SVB in the transaction. Sullivan & Cromwell LLP served as legal counsel to SVB. Morgan Stanley & Co. LLC acted as financial advisor to Boston Private and Wachtell, Lipton, Rosen & Katz served as legal counsel.

Investor Conference Call Details

SVB has filed an 8-K with the SEC containing a copy of an investor presentation deck, which will also be posted on the Investor Relations section of its website at svb.com. The company will hold an investor call at 2:45 p.m. Pacific Time today to discuss the announcement.

Dial-in information: (888) 424-8151 or (847) 585-4422, Confirmation 9380 690

Webcast and slides: Access a webcast of the call with accompanying slides here or via SVB’s investor relations website at http://ir.svb.com

Replay: A replay of the call will be available at http://ir.svb.com for 12 months.

About SVB Financial Group

For more than 35 years, SVB Financial Group (NASDAQ: SIVB) and its subsidiaries have helped innovative companies and their investors move bold ideas forward, fast. SVB Financial Group’s businesses, including Silicon Valley Bank, offer commercial and private banking, asset management, private wealth management, brokerage and investment services and funds management services to companies in the technology, life science and healthcare, private equity and venture capital, and premium wine industries. Headquartered in Santa Clara, California, SVB Financial Group operates in centers of innovation around the world. Learn more at svb.com.

SVB Financial Group is the holding company for all business units and groups © 2021 SVB Financial Group. All rights reserved. SVB, SVB FINANCIAL GROUP, SILICON VALLEY BANK, MAKE NEXT HAPPEN NOW and the chevron device are trademarks of SVB Financial Group, used under license. Silicon Valley Bank is a member of the FDIC and the Federal Reserve System. Silicon Valley Bank is the California bank subsidiary of SVB Financial Group. [SIVB-F]

About Boston Private

Boston Private is a leading provider of integrated wealth management, trust and banking services to individuals, families, businesses and nonprofits. For more than 30 years, Boston Private has delivered comprehensive advice coupled with deep technical expertise to help clients simplify their lives and achieve their goals. The firm offers the capabilities of a large institution with the superior service of a boutique firm to clients across the United States. Boston Private is the corporate brand of Boston Private Financial Holdings, Inc. (NASDAQ: BPFH). For more information, visit www.bostonprivate.com.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including but not limited to SVB’s and/or Boston Private’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Actual results may differ materially from current projections. In addition to factors previously disclosed in SVB’s and Boston Private’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by Boston Private’s shareholders on the expected terms and schedule; delay in closing the merger; the outcome of any legal proceedings that may be instituted against SVB or Boston Private; the occurrence of any event, change or other circumstance that could give rise to the right of one or both parties to terminate the merger agreement providing for the merger; difficulties and delays in integrating Boston Private’s business or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; the inability to retain existing Boston Private clients; the inability to retain Boston Private employees; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms; and the impact of the global COVID-19 pandemic on SVB’s and/or Boston Private’s businesses, the ability to complete the proposed merger and/or any of the other foregoing risks. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Important Additional Information and Where to Find It

In connection with the proposed merger, SVB will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Boston Private and a Prospectus of SVB, as well as other relevant documents concerning the proposed transaction. The proposed merger involving Boston Private and SVB will be submitted to Boston Private’s shareholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SHAREHOLDERS OF BOSTON PRIVATE ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about SVB and Boston Private, may be obtained at the SEC’s Internet site (http://www.sec.gov). Copies of documents filed with the SEC by SVB will be made available free of charge on SVB’s website at http://ir.svb.com or by contacting SVB’s Investor Relations department at 408.654.7400; 3005 Tasman Drive, Santa Clara, CA 95054; or ir@svb.com. Copies of documents filed with the SEC by Boston Private will be made available free of charge on Boston Private’s website at http://ir.bostonprivate.com or by contacting Boston Private’s Investor Relations department at 617.912.4386; 10 Post Office Square, Boston, MA 02109; or abromley@bostonprivate.com.

Participants in the Solicitation

SVB, Boston Private and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Boston Private in connection with the proposed merger. Information about the directors and executive officers of SVB is set forth in the proxy statement for SVB’s 2020 Annual Meeting of Stockholders, which was filed with the SEC on March 9, 2020, and other documents filed by SVB with the SEC. Information about the directors and executive officers of Boston Private is set forth in the proxy statement for Boston Private’s 2020 Annual Meeting of Shareholders, which was filed with the SEC on March 16, 2020, and other documents filed by Boston Private with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Investor Contacts:

Meghan O’Leary

Investor Relations

SVB Financial Group

moleary@svb.com

Adam Bromley

Investor Relations

Boston Private

abromley@bostonprivate.com

Media Contacts:

Eileen Nolan

Public Relations

SVB Financial Group

enolan@svb.com

Brian Schaffer

Prosek Partners for SVB Financial Group

bschaffer@prosek.com

Lucy Muscarella

Public Relations

Boston Private

lmuscarella@bostonprivate.com